SPDR ® INDEX SHARES FUNDS

SPDR S&P® International Dividend Currency Hedged ETF

(the “Fund”)

Supplement dated December 28, 2016 to the currently effective Summary Prospectus

Effective January 3, 2017, the following replaces the portfolio manager information in the Fund’s Summary Prospectus under the heading “Portfolio Managers” within the section entitled “Portfolio Management”:

The professionals primarily responsible for the day-to-day management of the Fund are Michael Feehily, Ted Janowsky, Mark Abbott and Aaron Hurd.

Michael Feehily, CFA, is a Senior Managing Director of the Adviser and the Head of Global Equity Beta Solutions in the Americas. He worked at the Adviser from 1997 to 2006 and rejoined the Adviser in 2010.

Ted Janowsky, CFA, is a Vice President of the Adviser and a Senior Portfolio Manager in the Global Equity Beta Solutions Group. He joined the Adviser in 2005.

Mark Abbott is a Vice President of the Adviser and a Senior Portfolio Manager in the Currency Management Group. He joined the Adviser in 2007.

Aaron Hurd, FRM, is a Managing Director of the Adviser and a Senior Portfolio Manager in the Currency Management Group. He joined the Adviser in 2004.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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